Investor Presentation 1 December 2023

Disclaimers 2 Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. KORE's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook,“ “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of the acquisition of Twilio’s IoT assets, estimates and forecasts of revenue, adjusted EBITDA and other financial and performance metrics, future capital availability, projections regarding recent customer engagements, projections of market opportunity and conditions, the total contract value (TCV) of signed contracts and potential revenue opportunities in KORE’s sales funnel, and related expectations. These statements are based on various assumptions and on the current expectations of KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE's business and the timing of expected business milestones; risks relating to the integration of KORE’s acquired companies, changes in the assumptions underlying KORE's expectations regarding its future business; our ability to negotiate and sign a definitive contract with a customer in our sales funnel; our ability to realize some or all of the Total Contract Value (TCV) of customer contracts as revenue, including any contractual options available to customers or contractual periods that are subject to termination for convenience provisions; the effects of competition on KORE's future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE's expectations, plans or forecasts of future events and views as of the date of this presentation. KORE anticipates that subsequent events and developments will cause these assessments to change. However, while KORE may elect to update these forward- looking statements at some point in the future, KORE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Projections This presentation also contains certain financial forecasts of KORE. KORE's independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of KORE's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of KORE or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operational performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors in assessing our operating performance. “EBITDA” is defined as net income (loss) before interest expense or interest income, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for unusual and other significant items that management views as distorting the operating results from period to period. Such adjustments may include stock-based compensation, integration and acquisition-related charges, tangible and intangible asset impairment charges, certain contingent liability reversals, transformation, and foreign currency transaction gains and losses. EBITDA and Adjusted EBITDA are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. We believe that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate Adjusted EBITDA in the same fashion. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis. You should review the reconciliation of net loss to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate our business. We have not provided the forward-looking GAAP equivalents for the forward-looking non-GAAP financial measure Adjusted EBITDA or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items including but not limited to stock-based compensation expense, foreign currency loss or gain and acquisition and integration-related expenses. Accordingly, a reconciliation of this non-GAAP guidance metric to its corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results and, as such, we also believe that any reconciliations provided would imply a degree of precision that could be confusing or misleading to investors.

$280-290mm $60-62mm 2023 Revenue Outlook 2023 Targeted Adjusted EBITDA Added over 3.5 million Connections YTD through Q3’23 Total Connections now ~18.9 million Added $87 million of TCV year-to-date through Q3’23 (+12%) Global Sales Pipeline almost 1,700 Opportunities as of September 30, 2023 Deleveraged Balance Sheet and Increased Cash Flow Flexibility Reducing Annual Operating Expenses by $10 million in 2024 3 Summary Messages and 2023 Outlook Well Positioned for Growth and Value Creation

KORE at a glance 4 • Market leader in enabling end-to-end IoT solutions for enterprises • Trusted advisor, enabling our customers to Build, Deploy, Manage and Scale their IoT solutions • Blue chip customer base including market leading Fortune 500 enterprises and innovative solutions providers across high growth verticals such as connected health, industrial IoT, asset monitoring, fleet management and comms. services  Proprietary IP-based services: IoT Connectivity, Solutions & Analytics  Market leading IoT knowledge and experience to help navigate the complex IoT ecosystem  Global independent IoT connectivity and solutions enabler with an integrated network of key partners  Deep vertical expertise in our top 3 verticals Global Scale (as of 9/30/23) Significant Visibility & Profitability1 Leading global, independent provider of mission critical IoT solutions 1 As reported metrics, unless otherwise noted; 2 Revenue visibility excludes the impact of the Twilio IoT business acquisition and is based on the installed base which includes customers which had a signed contract with KORE by the end of 2022, normalized for non-core customers from the acquisitions of Raco and Wyless Who We Are Why We Win Key Attributes 190+ Countries Coverage 45 Carrier Integrations 18.9mm Connections 3,600+ Customers 600+ Full-Time Employees $268mm 2022A Revenue $63mm 2022A Adjusted EBITDA 91%+ Annual Recurring Gross Margin 12.7% 2020A-2022A Organic Connectivity Revenue CAGR 95%+ Revenue Visibility Through 2023E2

KORE business model: offering high demand IoT services

Product line	Products	Product description	Primary pricing method
IoT Connectivity *66% of 2022[1]* *80% of Q3 2023[2]*	**IoT Connectivity as a Service (CaaS)**	• IoT connectivity services offered through market leading IoT platform 'KORE One' • Our IoT connectivity solutions allow devices to seamlessly and securely connect anywhere in the world across any connected network, which we call our multiple devices, multiple locations, multiple carriers CaaS value prop	**Per subscriber per month for lifetime of device (7-10 years and growing)**
	Connectivity Enablement as a Service (CEaaS)	• Connectivity Management Platform as a Service (or individual KORE One engine) • Cellular Core Network as a Service (cloud native HyperCore)	**Multi-year contracts with automatic renewals**
IoT Solutions *34% of 2022[1]* *20% of Q3 2023[2]*	**IoT Device Management Services**	• Outsourced platform-enabled services (e.g., logistics, configuration, device management) • Sourcing of 3rd party devices globally, device design and selection services	**Upfront fee per device or per device per month**
	IoT Security	• KORE's SecurityPro™ SaaS platform	**Per subscriber per month**
	Location Based Services (LBS)	• KORE's PositionLogic™ SaaS platform and LBS APIs	**Per subscriber per month**

Product list is being expanded e.g., through industry pre-configured solutions

[1] Percentage of revenue from all customers (go-forward and non-core) for the year ending December 31, 2022. [2] Percentage of revenue from all customers (go-forward and non-core) for the quarter ending September 30, 2023

KORE

5

IoT use cases are everywhere… deployments are complex • Top challenges in IoT deployments Inability to contextualize and analyze data Challenges in interoperability and compatibility Lack of solution deployment planning and experience Issues in compliance with regulations Fragmented ecosystem requiring multiple partners Lack of in- house IoT expertise and resources Risks and pitfalls in IoT Security 6 Fleet Mgmt. Connected Blood Sugar Monitors Connected Gas Tank Monitors Connected Alcohol Monitors Offender Trackers Smart Meters Smart City Lighting Systems Home Security • Sample IoT use cases

Successful IoT Deployments Require 7 Key Steps • How these services are delivered through KORE and Partners 7Delivery: KORE Internal KORE & Partner Hybrid Partner 1.1 Business Outcomes / Business Case 2.1 Architecture 3.1 Network(s) Selection / Carrier Contracts 4.1 Forecast Management 5.1 Technical Support Tier 1 & 2 6.1 Asset Management 7.1 Data Cleansing & Normalization 1.2 Security by Design (entire stack) 2.2 Connectivity / Network Strategy 3.2 Secured Data Exchange 4.2 Supply Chain and Inventory Management 5.2 Tier 3 – Network & Systems Support 6.2 Site Maintenance 7.2 Data Storage, Retrievals & Replays 1.3 Partner Strategy 2.3 IoT Platform / Cloud Selection 3.3 Subscription Lifecycle Integration 4.3 Order and Configuration Management 5.3 Remote Device Management 6.3 Reverse Logistics / Asset Recovery 7.3 Data Contextualization & LBS 1.4 Proof of Concept 2.4 Application Design / Development 3.4 Usage Optimization & Fraud Mgmt. 4.4 Forward Logistics / Shipping 5.4 Network Management & Orchestration 6.4 Advanced Exchange 7.4 Data Visualization 1.5 Global / Regional Footprint 2.5 Device / Module Selection, Validation & Certification 3.5 Sales & Distribution Setup 4.5 Global Import / Export Management 5.5 MDM Platform Management 6.5 OEM Warranty Management 7.5 AIoT – Descriptive, Prescriptive, Predictive 1.6 Organizational Governance 2.6 Develop, Test, Prototype & Pilot 3.6 Device Management, Diagnostics & Troubleshooting 4.6 Quality Management (ISO 13485, 9001) 5.6 Regulatory Compliance 6.6 Migration Services 7.6 Security & Deep Network Monitoring using Metadata 1.7 Business Continuity / Disaster Recovery 2.7 Deployment Process Design 3.7 Deployment Setup & Optimization 4.7 Site Services 5.7 Change Management 6.7 End of Life Management 7.7 Application Integration & Device Feedback 1 3 4 5 6 72 IoT Strategy & End-to-end Security Technology Evaluation, Selection, Dev Connectivity , Device & Data Management Deployment (forward logistics) Operations Management & Support Sustainment (reverse logistics) Analytics & AIoT

Customer case study: Customer #1

Customer #1 is a multinational medical devices company. KORE works with the cardiac monitoring (pacemakers and related devices) division, which is a market leader in this line of products. It has been KORE's customer for >10 years.



Cardiac Device | **Bedside Monitor** | **KORE CaaS** | **Physician Portal**

KORE Solution: IoT enablement of cardiac devices

- Helped ***design a custom connectivity device*** which works with a large number of cellular networks globally; contracted manufacturing with a global contract manufacturer
- KORE is an ***extension of the customer's supply chain***, configuring & handling 200-300K devices per year (growing 20%+ year) with facilities which are:
  - ✓ ISO 13485 / 9001 certified
  - ✓ FDA Registration 21 CFR Part 820 compliant
  - ✓ HIPAA (U.S.) and GDPR (EU) compliant

KORE global connectivity

- Provided a ***global connectivity package*** to provide connectivity across a large number of countries
- Acting as a ***trusted advisor*** for customer with transition of 2G/3G devices to LTE (in 2021/22)
- Almost ***1 million*** subscribers and growing fast, leading to significant CaaS revenue stream for 7-10 years per device
- Upsell to ***eSIM*** highly likely given global footprint of services

KORE

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Customer use case: Cardiac rhythm monitoring

KORE's solution enables global deployment and management of regulated medical equipment

1 IoT Strategy & End-to-end Security	2 Technology Evaluation, Selection, Dev	3 Connectivity, Device & Data Management	4 Deployment (forward logistics)	5 Operations Management & Support	6 Sustainment (reverse logistics)	7 Analysis & Optimization
1.1 Business Outcomes / Business Case	2.1 Architecture	3.1 **Network Design Roaming Footprint Updates**	4.1 **Demand Forecast Supply Chain**	5.1 **Technical Support Tier 2**	6.1 **Advanced Manage Services**	7.1 Data Cleansing & Normalization
1.2 Security by Design (entire stack)	2.2 **Connectivity / Network Strategy**	3.2 Secured Data Exchange	4.2 **Order Management Patient Order Desk**	5.2 **Tier 3 – Network & Systems Support**	6.2 **Migration Planning and Implementation**	7.2 Data Storage, Retrievals & Replays
1.3 Partner Strategy	2.3 IoT Platform / Cloud Selection	3.3 **Subscription Lifecycle Integration**	4.3 **Firmware Validation Software Load Remote Config Updates**	5.3 **Regional Outage Monitoring & Escalation**	6.3 **Returns Handling Sanitizing, Testing FDA Reporting**	7.3 Data Enrichment & Contextualization
1.4 Proof of Concept	2.4 Application Design / Development	3.4 **Wireless Managed Services**	4.4 **Supply Chain Management & Global Documentation**	5.4 **Quality Management ISO 13485**	6.4 **Advance Exchange / SWAP**	7.4 Data Visualization
1.5 Global / Regional Footprint	2.5 **Hardware Customization, Certifications – Gen 9**	3.5 **Hierarchical Account Setup & Management**	4.5 Site Services	5.5 **FDA Title 21 Part 820 EU MDD/MDR WEEE 2012/19/EU HIPAA/GDPR**	6.5 Site Maintenance	7.5 AIoT – Descriptive, Prescriptive, Predictive
1.6 Organizational Governance	2.6 Develop, Test, Prototype & Pilot	3.6 **Device Management, Diagnostics & Troubleshooting**	4.6 **Global Import / Export Management- Direct-to-Patient/DC Packaging/Labeling**	5.6 **OPCO Billing Reconciliation & Reporting**	6.6 **OEM Warranty Management**	7.6 Security & Deep Network Monitoring using Metadata
1.7 Business Continuity / Disaster Recovery	2.7 Deployment Process Design	3.7 **Deployment Setup & Optimization**	4.7 **Final Testing & Validation Recording Track & Trace**	5.7 **Change / Release Management**	6.7 **End-of-Life Management**	7.7 **Transmission/Outage Analytics/Alerting**

Delivery: ■ KORE Service Delivery

KORE

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KORE is well positioned in the early innings of an exciting growth opportunity in IoT 10 2020 2025 2030 Io T M ar ke t ( $b n) De vi ce s (b n) Applications & Platforms Managed Services Connectivity $906B ~$7 Trillion $382B $78B $35B $269B $250B $608B $48B IoT Devices = 12 billion Connected Devices = 22 billion IoT Devices = 25 billion Connected Devices = 37 billion IoT Devices = 75 billion Connected Devices = 91 billion 40% 26% 10% 12% 12% M2M IoT TVsSmartphones PC / Tablets Other 57%21% 10%5% 7% 78% 12% 2%5% 3% Source: GSMA (IoT Revenue: State of the Market 2020); Ericsson (Mobility Report 2020); Cisco Annual Internet Report Highlights Tool 2020; IDC (Worldwide 5G Connections Forecast, 2019-2023) and KORE Forecasts

KORE's five focus industry sectors, representing 80%+ of the IoT market, are growing fast

5G will drive significant new use cases in mission critical applications across KORE's target industries

Industry Vertical	2020P-2025P Market CAGR	Internet of Things Use Cases			
KORE Assets	34.2%	Home / Business Security	Offender Tracking	Alcohol Monitoring	Critical Asset Management
KORE Industrial	29.4%	Smart Utilities / Meters	Smart Cities / Buildings	Smart Factories	Industrial IoT
KORE Communication Services	22.4%	IoT & Consumer service providers	Carrier IoT Business Units	Enterprise Connectivity	Private Networking
KORE Connected Health	17.5%	Remote Patient Monitoring	Clinical Trials	Medical Alert Monitoring	Medical Equipment Diagnostics
KORE Fleet	17.3%	Stolen Vehicle Recovery	Fleet Tracking / Telematics	Usage Based Insurance	Connected Car

Source: ABI Market Tracker, Market Research Future, Grand View Research and KORE Forecasts

KORE

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KORE's Acquisition of Twilio's IoT Business Creates IoT Hyperscaler

Transaction Overview

- On June 1st KORE completed the acquisition of Twilio's IoT division which ***accelerates KORE's growth strategy*** and offers customers a unified, seamless method of launching IoT services
- ***Twilio received 10mm shares of KORE common stock*** (~11.6% of issued and outstanding shares)
- Combined entity will be ***the largest independent provider of IoT connectivity outside of China***, with only five large Mobile Network Operators having more connections

Strategic Rationale

- ✓ ***Add strong capabilities*** for digital consumption of IoT
- ✓ Addition of new types of Connectivity customers, particularly in the ***high-upside "connected product" space***
- ✓ Strong synergies via the combination of KORE OmniSIM and Twilio Super SIM to ***create market-leading IoT connectivity product***
- ✓ Twilio's investment in Device Builder helps ***add "Build" capability***
- ✓ ***Expands KORE's one-stop-shop*** for the IoT lifecycle

KORE

- OmniSIM™
- IoT Managed Services & pre-configured industry solutions
- KORE Hypercore
- Developer Portal for IoT community
- White-glove experience

One-stop Solution to Build, Deploy, Manage and Scale

- Super SIM
- Device Builder
- Cloud Native Core
- Digital experience
- Web-console

twilio

Combined Company Highlights

- ✓ Market expansion to developer community
- ✓ Digital solution to customer connectivity procurement
- ✓ $15mm of savings to Build capability internally and 2-year time to market
- ✓ Strong human capital talent
- ✓ Faster growth vs. KORE stand-alone
- ✓ Twilio IoT business brings recurring Connectivity revenue
- ✓ Expected 50% gross profit margin on Twilio's IoT business

KORE
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Positioned for the Decade of IoT

As the only Pure-Play IoT Company

Evolution Roadmap

2018 - 2022

- Strategy for "KORE 3.0" finalized
- Transformation program and investments approved
- One Team KORE; high-performance culture

- Begin transformation of connectivity proposition / platform
- Integrate acquisitions including Aspider, bring eSIM to market
- Launch IoT Solutions & Managed Services

- Acquisition/integration of Integron; launch of IoT managed services
- Launch KORE One & LPWA offering
- Introduce intelligent network monitoring

- eSIM industry leadership
- Pre-configured Solutions
- Industry GTM (2 of 5 sectors launched)
- 5G innovation

2023

- Launched Analytics P&L Line with GCP Partnership
- Acquisition of Twilio's IoT business added Build services
- OmniSim™ SAFE using AWS IoT Core
- Introduce MODGo SaaS solution

2026

- Broadened industry sector (all 5 or more focus sectors) expertise with pre-configured solutions
- Massive IoT
- 5G, edge analytics off KORE One platform

2030

- Healthy revenue mix connectivity / solutions / analytics
- Accelerating 5G adoption
- Lead with the promise of "AI + IoT"
- Edge compute maturity

Phase 1 Foundational

Phase 2 Acceleration

Phase 3 Leadership

KORE

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Successful Track Record of Leadership and Innovation

KORE is the only pure-play IoT solution company

~1.5M devices

KORE 1.0
Establishing IoT Pioneer
(2003 – 2013)

- **Founded** in 2003
- Early **machine-to-machine** focus
- Established **North America market position** with AT&T and Rogers
- Launched **first generation IoT platform PrismPro**

~3M devices

KORE 2.0
Building Global Scale
(2014 – 2018)

- Global **geographic expansion**
- Key **acquisitions**: wyless, Aeroed.net
- Expansion into **different verticals and use cases**
- **Continuous development** of product portfolio (location-based services, eSIM capability)
- **Global ecosystem** of channel partners

~15M devices

KORE 3.0
Positioned for Growth
(2019 – 2022)

- **Connectivity** powered by KORE One: Advanced connectivity, global eSIM, core network & IoT MVNE
- **Solutions** delivered via comprehensive set of IoT deployment and managed services in healthcare, life sciences, asset management, fleet, and industrial
- **Analytics** including Data Transformation as a Service (DTaaS) and IoT security
- **Application Enablement** leveraging API-based platform
- **Key Acquisitions** enabling managed services capabilities and unique value offering highly regulated spaces

INTEGRON, BMP Business Mobility Partners, SIMON IOT

~18M+ devices

KORE 3.0+
Acceleration & Leadership
(2023 and Beyond)

- **Established** Vertical Experience with **Connectivity, Solutions and Analytics**
- **Enhanced** Worldwide connectivity with eSIM
- **One-Stop-Shop** for enhanced customer experience
- **Build, Deploy, Manage and Scale** for IoT lifecycle
- **Unparalleled** managed services & customer excellence
- **Hyperscaler Integrations** with AWS and Google Cloud
- **Key Acquisition** enabling enhanced worldwide connectivity and **Digital Experience** for faster time to market twilio IoT Business Unit

KORE

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Why Invest In KORE?

1 **KORE is the Only Public IoT Pure-Play**

KORE's singular focus is on helping customers adopt IoT. We simplify the complexities that have held IoT back, and we help our customers Deploy, Manage and Scale their IoT use cases. KORE orchestrates the IoT ecosystem, and provides IoT connectivity, solutions, and analytics services.

2 **Significant Recurring Revenue**

Approximately 85% of KORE's revenue is recurring. KORE's IoT Connectivity customers may have thousands of devices deployed for multiple years with high switching costs.

3 **Accelerating Long-Term Organic Growth**

KORE is targeting mid-to-high single-digit revenue growth in 2023, a mid-to-high teens growth rate in 2024, positioning KORE to be a 20% top line grower with an EBITDA margin in excess of 20% by 2025 (Rule of 40).

4 **Refinanced Balance Sheet/Improved Cash Flow**

KORE has reduced total debt from ~$424 million to $305 million through a term loan refinancing and $150 million strategic investment from Searchlight Capital, which as increased cash flow flexibility and added cash to the balance sheet.

5 **Diverse Revenue Base**

KORE serves over 4,000 customers with over 90% of revenues derived from the top 300 customers and no customer accounting for greater than 10% percent of total revenue.

6 **Well Positioned In Growth Industries like Connected Health**

KORE's Connected Health vertical accounts for 35% - 40% of total revenue; Fleet is over 15% and combined with Industrial IoT, Asset Monitoring and Communications Services Providers & Retail, KORE targets industries with over 80% of the IoT spend in the marketplace today.

7 **Strong Competitive Moat**

The company's strong portfolio of intellectual property and its 45 carrier integrations provide KORE with a competitive moat that is difficult for competitors to replicate.

KORE

15

16 Financial Overview

For KORE, the benefits of these transactions include: • A reduction of total debt from approximately $424 million to $305 million • Extended KORE debt maturity, with no material maturities of debt until late 2028 and an undrawn revolving credit facility of $25 million • A reduction in required cash interest expense by ~$14 million, positioning KORE to be free cash flow positive • Added ~$15 million in cash to the KORE’s balance sheet, providing flexibility to continue pursuing accretive M&A opportunities • Addition of two designees of Searchlight Capital, our new partner in shareholder value creation, to our Board of Directors The $185 million, five-year term loan bears an initial interest rate of SOFR + 650 bps and allows for two interest rate reductions of 25 bps each for every 0.5x reduction in KORE’s first lien leverage ratio. • Whitehorse Capital will also hold a $25 million revolving credit facility, which is undrawn as of November 30, 2023. The $150 million strategic investment from Searchlight Capital consists of ten- year, 13% PIK non-convertible preferred stock. As part of this transaction, KORE also issued to Searchlight Capital penny warrants to purchase 11.8 million shares of common stock. • Searchlight Capital is a global leader with a track record of investing in leading companies across the communications sector, which further validates the underlying strengths of KORE’s business and future growth opportunities. 17 KORE’s Refinancing Transactions: On November 16, 2023, KORE completed a debt refinancing replacing its previous ~$300 million term loan with a $185 million term loan from Whitehorse Capital and $150 million strategic investment from funds advised by Searchlight Capital Partners, L.P. Reducing Debt, Increasing Cash Flow

Summary of Refinancing Transaction 18 (in Millions) Pre-Transaction Capital Structure Post-Transaction Capital Structure Investment Structure $300.2M First Lien Term Loan at SOFR +550bps $185M First Lien Term Loan at SOFR +650bps $150M Preferred Equity, 13% Coupon (Cash or PIK) Total Common Shares Outstanding1 101.4 101.4 Shares / Warrants Issued in Transaction – 11.8 % Dilution to Current Owners 0.0% 10.4% Pro-Forma Capital Structure Debt First Lien Debt $300.0 $185.0 Existing Convertible Notes 120.0 120.0 Pre/Post Transaction Total Debt Balance $420.0 $305.0 Q3'23 TTM Adjusted EBITDA $57.2 $57.2 First Lien Debt / Q3'23 TTM Adjusted EBITDA 5.2x 3.2x Total Debt / Q3'23 TTM Adjusted EBITDA 7.3x 5.3x New Preferred Equity – $150.0 Pro-Forma Cash Interest and Preferred Dividend Expense Annual Interest Expense on Debt $42.0 $28.4 Annual Dividend Payment on Preferred Equity – 19.5 Total Annual Interest Expense and Preferred Dividend Payment $42.0 $47.9 Less PIK Interest on Preferred Equity – ($19.5) Total Required Annual Cash Interest Expense and Preferred Dividend $42.0 $28.4 1. Includes 86.7 million shares (9/30/2023) and 14.7 million RSUs/PSUs outstanding

19 Q3’23 Financial Performance (1) DBNER is calculated by dividing trailing twelve-month revenue by prior year trailing twelve-month revenue for the same customer cohort in both periods. Excludes revenue from both non go-forward customers, and new customers that started generating revenue after the end of the base period (2) Adjusted DBNER excludes our largest customer Revenue % Revenue % Revenue % Revenue % IoT Connectivity $55.2 80% $43.4 66% $147.0 72% $133.5 65% IoT Solutions 13.4 20% 22.7 34% 57.1 28% 72.5 35% Total revenue $68.6 100% $66.1 100% $204.1 100% $206.0 100% Gross Margin % IoT Connectivity IoT Solutions Overall Gross Margin % Period End Connections Average Connections Count for the Period DBNER1 Adjusted DBNER2 Revenue (In millions USD) 18.7 million 15.3 milion 16.8 million 15.2 million 61.7% 64.6% 63.9% 64.3% 26.9% 28.6% 30.1% 27.3% 2022 2023 2022 15.3 million Three Months Ended Nine Months Ended September 30, (Unaudited) (Unaudited) September 30, 104% 106% 104% 106% 2023 96% 100% 96% 100% 54.9% 52.3% 54.4% 51.3% 18.9 million 15.3 million 18.9 million

Q3’23 Reconciliation of Net Loss to EBITDA, Adjusted EBITDA 20 Columns may not sum due to rounding (In millions USD) 2023 2022 2023 2022 Net loss ($95.4) ($14.3) ($133.4) ($36.6) Net loss margin (139.1%) (21.6%) (65.3%) (17.8%) Income tax benefit (3.1) (1.8) (4.0) (6.3) Interest Expense 10.6 8.2 31.2 22.1 Depreciation & Amortization 14.5 13.7 43.1 40.6 EBITDA ($73.4) $5.8 ($63.0) $19.8 Goodwill impairment 78.3 0.0 78.3 0.0 Change in FV of warrant liabilities (non-cash) (0.0) (0.1) (0.0) (0.3) Transformation expenses 1.9 2.5 5.4 5.9 Acquisition costs 0.0 0.0 1.8 1.4 Integration-related restructuring costs 3.0 2.6 8.3 10.3 Stock-based compensation (non-cash) 3.4 3.0 9.0 7.6 Foreign currency loss (non-cash) 0.8 1.1 1.0 1.6 Other 0.2 0.3 0.9 0.9 Adjusted EBITDA $14.2 $15.1 $41.7 $47.2 (Unaudited) Three Months Ended September 30, (Unaudited) Nine Months Ended September 30,

21 Key Company Highlights

• CaaS(1) - Licensed - Unlicensed - Satellite • CEaaS (2) - CNaaS - CMPaaS - PNaaS • IoT Solutions (3) - Managed Services - Analytics 22 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 C on ne ct io ns (M illi on s) IoT market is accelerating, driven by significant tailwinds for the next decade IoT connections by technology Massive IoT Powered by LPWA 2.7B Low-Power Wide- Area Connections by 2025 5G at scale of total mobile data over 5G networks 45% eSIM Adoption eSIM revenue generated in 2024 $0.9B Broadband & Critical IoT (4G/5G) Massive IoT (Licensed LPWA – NBIoT & CAT-M) Legacy (2G/3G) Unlicensed LPWA and Satellite Short-Range IoT (WiFi, BT, Z-Wave) • IoT Solutions (3) - Managed Services - Analytics Source: Cisco Annual Internet Report Highlights Tool 2020, GSMA (IoT Revenue: State of the Market 2020); Ericsson (Mobility Report 2020), KORE Forecasts Note: (1) CaaS = Connectivity as a Service – managed connectivity services offering for connecting IoT device; (2)CEaaS = Connectivity Enablement as a Service – includes managed Core Network as a Service (CNaaS), Private Networking as a Service (PNaaS) and Connectivity Management Platform (CMPaaS); (3) IoT Solutions = IoT managed services including IoT product design, supply chain, configuration, connectivity, and reverse logistics for customers

Leading offering, backed by extensive IP, creates sustainable competitive moat

Comprehensive mission-critical IoT solution set

Connectivity

- **45 carrier integrations**
- **7 engine KORE One platform**

- ConnectivityPro service and related APIs
- eSIM technology stack/ proprietary IP
- Hypercore technology

IoT Solutions

- Deep industry vertical knowledge and experience
  - Connected Health – FDA, HIPAA, ISO 9001/13485
  - Fleet Management – SaaS product and APIs, video bundle
- Unmatched breadth of solutions and analytics services
  - SecurityPro network intelligence service
  - Asset management, mobile data management, logistics services
  - Network certification expertise
- 3,400+ connectivity-only customers for cross-sell

KORE's IoT in a Box creates high switching costs


1
IoT Strategy & End-to-End Security
2
Technology Evaluation, Selection, Dev.
3
Connectivity, Device & Data Management
4
Deployment (forward logistics)
KORE®
Operations Management & Support
5
Sustainment (Reverse Logistics)
6
Analysis & Optimization
7

KORE delivers 44 of the 49 steps required to deploy an IoT Solution

KORE
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Revenue by Customers1 Customer 1 Customer 2 Customer 3 Customer 4 Customer 5 Customers 6 - 10 Well-diversified Revenue Across Blue-chip Customer Base with Truly Global Coverage No customer represented more than 6.0% of total gross profit for 2022 • Outside of Customer 1, a KORE customer for 10+ years, and Customer 2, no customer contributes more than 4.0% of total revenue • Customer 1’s revenue contribution in 2022 is elevated due to a large LTE transition project, which is now complete • Excluding the large LTE transition project, Customer 1 was ~7.0% of 2022 revenue Cross-Selling Among Top 10 Customers1 40.0% 30.0% 30.0% 1 Solution 2 Solutions >2 Solutions 11.1% 8.3% 3.3% 2.2% 2.1% 9.2%63.7% Revenue by Region1 78.8% 21.2% US Rest of World 1 As of 12/31/2022 42.3% 17.2% 13.0% 10.9% 16.6% Industrial IoT & Other Connected Health Fleet Management Asset Monitoring Communication Services Customer 1 & 2 represent 6.0% and 4.8% of total gross profit, respectively, for 2022 Serving Customers Across Recession Resilient Markets1 24

25 Long track record of customer retention 103% 103% 106% 108% 113% 114% 122% 122% 114% 100% 92% 107% 99% 96% 112% 110% 115% 114% 109% 108% 103% 126% 115% 104% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 DBNER DBNER excluding largest customer Revenue impact from the significant LTE Transition Program at our largest customer Source: Company financials (1) DBNER is calculated by dividing trailing twelve-month revenue by prior year trailing twelve-month revenue for the same customer cohort in both periods. Excludes revenue from both non go-forward customers, and new customers that started generating revenue after the end of the base period LTM dollar-based net retention rate (“DBNER”)1 • Existing customer base stickiness demonstrated by DBNER • Short-term revenue bump from large LTE Transition Program at our largest customer temporarily impacting DBNER growth until anniversaried and no longer included in the DBNER calculation

Global Sales Pipeline as of September 30th, 2023 26 Total Qualification & Technical Evaluation Stage Proposal Stage Contract Signed Stage Beta Site Stage Total Closed Won $27 million TCV Closed Won 1,679 Opportunities $740 million TCV

Appendix

Enterprises IoT Applications Analytics Visualization IoT & Enablement Onboard Configure Monitor Manage Secure Deployment & Edge Device Management KORE KORE fully delivers 44 of the 49 steps required to deploy an IoT Solution, and partners with others to deliver another 5 steps. KORE can help manage partners who will be accountable for the remaining 5 areas to provide a holistic IoT solution KORE’s customers deliver end-to-end industry solutions. Unencumbered by solution management and deployment complexities, these customers can focus on their end customer experience 28 KORE is the only pure play IoT enabler

KORE's Technology Stack Enables IoT Services


Enterprise / Solution Provider Applications
Pre-configured Solution IP
KORE One Interface
(User experience via UI, API, Dev Portal)
Platform Functions
Billing
Analytics
Integration
Network Intelligence
Carriers
Enterprise Apps
KORE HyperCore & eSIM IP
KORE One Streaming
KORE One Aggregator
SIM, eSIM, iSIM
IoT Devices / Other Devices

Services

Global Connectivity powered by OmniSIM™
Pre-activated SIMs or eSIMs/eUICCs
provides complete flexibility with Reach & Rush

Security and Network Intelligence
Deep network traffic inspection and anomaly detection in traffic patterns

Comprehensive Data Management Services
Harness all levels of IoT data, including **sensor data, meta data and usage data**

Connected Health Services
Secured Encrypted Data delivery from peripherals to the Health Systems with continuous device health monitoring

Fleet / Asset / Location Based Services
Tracking, alerting and events to provide visibility of an asset via data streaming

KORE

29

Intellectual property designed to enable customer outcomes



Edge
Outcomes
Hardware
IoT Starter Kits
SIMs
Routers
Connectivity
5G
LoRa
LTE
Data Processing
IoT Data Broker
Analytics Tools
Native Hyperscaler Cloud Integration
Services
Logistics
Operations Management
Sustainment
KORE One Services
Global Connectivity
Security and Network Intelligence
Comprehensive Data Management Services
Connected Health Services
Location Based Services
Accessible via
Pre-Configured Solutions or API Integration
Dev Ecosystem
Developer Portal
IP Whitelisting
Help Guides
API Analytics
Client Management
Public Rest APIs
Streaming APIs
Customer Outcomes
End-to-end IoT Solutions
Hyperscaler Integration
Mobile Apps
Back Office Integration
End Users

KORE

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KORE's comprehensive offering is without peer in today's market

AT&T Verizon T-Mobile

◔ ◑ ◕ ●

		IoT Strategy & End-to-End security	Technology, Evaluation, Selection, Dev	Connectivity, Device & Data Management	Deployment (forward logistics)	Operations Management & Support	Sustainment (reverse logistics)	Analysis & Optimization
	KORE	◔	◑	●	◕	◕	◕	◑
Connectivity	Wireless MNOs AT&T Verizon T-Mobile		◔	◑				◔
Connectivity	IoT Connectivity Multi-Region Aeris Wireless Logic		◔	◕				◔
Solutions	Device Management services Ingram Flex				◑	◑	◑	
Solutions	Location-Based Services GPS Trackit Fleetmatics GPS Insight Geotab	◔	◔	◔	◑	◑	◑	◑
Analytics	Security / Network Intelligence Twilio Rev.io Thingworx		◔	◔				◕
Analytics	Application / End Use Cases				←	– –	→	●
Analytics	Hyperscalers Microsoft Azure AWS	◔	◔	◑				◕

KORE
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32 IoT market is accelerating, driven by significant tailwinds for the next decade1 Leading IoT offering, backed by extensive IP, creates sustainable competitive moat2 Well-diversified customer base3 Highly recurring revenue with long term visibility4 Long track record of customer retention5 Key Highlights